UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Dallas, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Principal Financial Officer

On May 17, 2017 Christopher R. Elmore notified TransAtlantic Petroleum Ltd. (the “Company”) that he is resigning from his position as interim principal accounting & financial officer effective May 25, 2017.  The resignation was not the result of any disagreements with the Company regarding its operations, policies, practices or otherwise.  As consideration for Mr. Elmore’s service to the Company, the Company will vest 7,821 of his outstanding restricted stock units prior to his departure.

Appointment of Interim Principal Accounting and Financial Officer

Fabian Anda (age 45), the Company’s vice president - finance, will serve as the Company’s interim principal accounting and financial officer, effective May 25, 2017, until such time as the Company appoints a Chief Financial Officer. Mr. Anda has served as the Company’s vice president - finance since October 2016.  There is no arrangement or understanding with any executive officer of the Company pursuant to which Mr. Anda was appointed as interim principal accounting and financial officer.  Mr. Anda has no family relationship with any of the Company’s directors or executive officers.  There are no transactions or relationships between the Company and Mr. Anda that are reportable under Item 404(a).

Search for Chief Financial Officer

The Company’s Board of Directors intends to commence a search for a Chief Financial Officer. The Company is confident that its current staff is capable of performing the finance and accounting functions during such search period.

Item 7.01 Regulation FD Disclosure.

On May 22, 2017, the Company posted its 2017 annual meeting investor presentation to its website at www.transatlanticpetroleum.com. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.  After the meeting, the Company will offer an audio recording of the Annual Meeting. To listen to the audio recording, please visit the Company's website at www.transatlanticpetroleum.com, click on "Investors" and select "Annual Meeting."

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransAtlantic Petroleum Ltd. 2017 Annual Meeting Investor Presentation dated May 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 22, 2017

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Chad D. Burkhardt
Chad D. Burkhardt
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	TransAtlantic Petroleum Ltd. 2017 Annual Meeting Investor Presentation dated May 22, 2017.

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